SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                            TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



         Date of report (Date of earliest event reported): June 30, 2006



                          Concept Ventures Corporation
                          ----------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                     Nevada
                 (State or Other Jurisdiction of Incorporation)


                 0-25901                                  87-0422564
                 -------                                  ----------
         (Commission File Number)              (IRS Employer Identification No.)


            12890 Hilltop Road
              Argyle, Texas                                 76226
              -------------                                 -----
 (Address of Principal Executive Offices)                (Zip Code)


                                 (972) 233-0300
                                 --------------
               (Registrant's Telephone Number, Including Zip Code)

         Concept Capital Corporation, 175 South Main Street, Suite 1210,
                           Salt Lake City, Utah 84111
         ---------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.01         Completion of Acquisition or Disposition of Assets
Item 3.02         Unregistered Sales of Equity Securities

Preliminary Note: As discussed in Item 5.01 below, on July 7, 2006, in order to change the domicile of Concept Capital Corporation, a Utah corporation ("Concept Capital" or the "Company"), from Utah to Nevada, Concept Capital was merged with and into Concept Ventures Corporation, a Nevada corporation ("Concept Ventures"), with Concept Ventures being the surviving corporation. The merger was effected for the purpose of changing the state of incorporation of Concept Capital from Utah to Nevada.

As reported in Item 5.01 below, on June 30, 2006 the Company completed the sale of an aggregate of 16,225,000 pre-split restricted shares of its common stock to Halter Financial Investments, L.P. ("Purchaser") for a cash purchase price of $275,000 pursuant to the Stock Purchase Agreement entered into between the Company and Purchaser dated as of May 18, 2006. The Company reported the signing of the Stock Purchase Agreement in the current report on Form 8-K which was filed with the Commission on May 19, 2006. Following completion of the transaction, Purchaser owned approximately 78.6% of the Company's issued and outstanding shares of common stock and the transaction resulted in a change of control of the Company. The subject shares were sold to Purchaser without registration under the Securities Act of 1933, as amended (the "Securities Act"), in reliance on the exemption from such registration requirements provided by Section 4(2) of the Securities Act for transactions not involving any public offering. The shares were sold without general advertising or solicitation, the Purchaser acknowledged that it was purchasing "restricted securities" which had not been registered under the Securities Act and which were subject to certain restrictions on resale, and the certificate representing the shares was imprinted with a restricted stock legend indicating that the shares had not been registered and could not be resold without registration under the Securities Act or the availability of an exemption from the registration requirements thereof.

The Stock Purchase Agreement did not result in any change in the status of the Company as a shell company and the Company will continue its search for business opportunities for acquisition or participation by the Company.


Item 5.01         Changes in Control of Registrant

At the Annual Meeting of Shareholders of the Company held on June 30, 2006, the shareholders approved proposals to: authorize and approve the Stock Purchase Agreement with Halter Financial Investments, L.P., dated as of May 18, 2006; authorize and approval a 1-for-14.75 reverse stock split in the issued and outstanding shares of the Company's common stock; authorize and approve a change in the state of incorporation of the Company from Utah to Nevada by merging the Company with and into a newly formed Nevada subsidiary, in connection with which the Articles of Incorporation and Bylaws of the Nevada corporation would become the Articles of Incorporation and Bylaws of the surviving corporation; elect T. Kent Rainey, Vicki L. Rainey and William P. Archer as directors of the Company to serve until the reincorporation of the Company in Nevada; to elect Timothy P. Halter as a director of the Company for a term commencing with the Company's reincorporation in Nevada; and to terminate sections 4.02 and 4.03 of the Stock Purchase Agreement dated February 10, 1999, which impose restrictions on the Company's ability to utilize its funds and effect reverse stock splits.

Following the approval of all such proposals at the Annual Meeting by the required vote of shareholders, the proposals were implemented, and related actions were taken, as follows:

A. On June 30, 2006, the Company completed the sale of an aggregate of 16,225,000 pre-split restricted shares of its common stock to Purchaser pursuant to the Stock Purchase Agreement for a cash purchase price of $275,000. The



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

shares purchased represented approximately 78.6% of the issued and outstanding shares of the Company's voting securities following closing and the transaction resulted in a change of control of the Company.

B. As previously reported under cover of the 8-K filed June 19, 2006, on June 9, 2006, the Board of Directors of the Company declared a special cash dividend in the amount of $0.10 per pre-split share of common stock, payable on July 5, 2006 to shareholders of record as of June 22, 2006, subject to approval by the Company's shareholders at the Annual Meeting of proposals 1, 2, 3 and 6.
Following the approval of such proposals at the Annual Meeting, the special dividend was paid on July 5, 2006 with respect to the 4,425,000 shares of the Company's common stock outstanding on the record date, for a total dividend distribution of $442,500.

C. Effective July 7, 2006, the Company implemented a 1-for-14.75 reverse stock split in its issued and outstanding shares of Company stock which reduced the number of issued and outstanding shares from 20,650,000 (including the shares issued to Purchaser pursuant to the Stock Purchase Agreement) to 1,400,000 shares. In addition, Articles of Merger merging the Company with and into Concept Ventures Corporation, a wholly owned Nevada corporation formed for the purpose of changing the Company's domicile from Utah to Nevada, were filed with the states of Nevada and Utah and the change in the Company's domicile became effective on July 7, 2006. In connection with the merger, the issued and outstanding shares of Concept Capital were automatically converted into shares of Concept Ventures at the rate of one share of Concept Ventures for each one post-split share of Concept Capital. As a result of such actions, the symbol for the Company's common stock on the OTC Bulletin Board has been changed from "CTCY" to "CNVN" and it is anticipated that the Company's common stock will begin trading under the new symbol (on a post split, post dividend and post-merger basis) on July 10, 2006.

D. The Plan of Merger with respect to merger of Concept Capital with and into Concept Ventures provided that Timothy P. Halter, the President, Secretary, Treasurer and sole director of Concept Ventures would hold the same offices in the surviving corporation following the merger. At the Annual Meeting, T. Kent Rainey, Vicki L. Rainey and William P. Archer were elected as directors for a term expiring upon the Company's reincorporation in Nevada, and Mr. Halter was elected as a director of the surviving corporation for a term commencing with the Company's reincorporation in Nevada. Accordingly, effective July 7, 2006, T. Kent Rainey, Vicki L. Rainey and William P. Archer have resigned from their positions as directors and officers of the Company and Mr. Halter has been elected to such positions.

Subsequent to closing, Purchaser conveyed one-half of the shares acquired by it to Halter Financial Group, L.P., a Texas limited partnership and an affiliate of Purchaser ("HFG"). After giving effect to the reverse stock split and reincorporation in Nevada, Purchaser and HFG hold an aggregate of 1,100,000 shares or approximately 78.6% of the 1,400,000 issued and outstanding shares of the Company's common stock following the completion of such actions.

The Stock Purchase Agreement and the other actions described herein did not result in any change in the status of the Company as a shell company and the Company will continue its search for business opportunities for acquisition or participation by the Company.

                        Directors and Executive Officers

The following table sets certain information with regard to Timothy P. Halter, the new executive officer and director of the Company. Mr. Halter was elected by the shareholders at the Annual Meeting to serve for term of one year, commencing with the reincorporation of the Company in the state of Nevada and the merger effecting such change in the state of incorporation became effective on July 7, 2006.

         Name                       Age          Title
         -----------------          ---          -------------------------------
         Timothy P. Halter          40           President, Secretary, Treasurer
                                                 and Director



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

The term of office of each director is one year and until his or her successor is elected at the Company's annual shareholders' meeting and is qualified, subject to removal by the shareholders. The term of office for each officer is for one year and until his successor is elected at the annual meeting of the board of directors and is qualified, subject to removal by the board of directors.

Certain biographical information of Timothy P. Halter is set forth below.

Timothy P. Halter. Since 1995, Mr. Halter has been the president and the sole stockholder of Halter Financial Group, Inc. ("HFG"), a Dallas, Texas based consulting firm specializing in the area of mergers, acquisitions and corporate finance. In September 2006, Mr. Halter and other minority partners formed Purchaser. Purchaser conducts no business operations. Mr. Halter currently serves as a director of DXP Enterprises, Inc., a public corporation (Nasdaq:
DXPE), and is an officer and director of Nevstar Corporation., a Nevada corporation, Robcor Properties, Inc., a Nevada corporation, and RTO Holdings, Inc., a Nevada corporation. Except for DXP Enterprises, each of the afore-referenced companies for which Mr. Halter acts as an officer and director may be deemed shell corporations. Mr. Halter will devote as much of his time to the Company's business affairs as may be necessary to implement its business plan.

         Security Ownership of Certain Beneficial Owners and Management

The following table sets forth as of July 7, 2006, the number of shares of the Company's common stock, par value $0.001, owned of record or beneficially by each person known to be the beneficial owner of 5% or more of the issued and outstanding shares of the Company's common stock, and by each of the Company's officers and directors, and by all officers and directors as a group. On July 7, 2006, after giving effect to the issuance of shares to Purchaser pursuant to the Stock Purchase Agreement, the 1-for-14.75 reverse stock split and the change in the Company's state of incorporation, there were 1,400,000 shares of the Company's common stock issued and outstanding.

Title                                                    Number of      Percent
of Class   Name                                          Shares Owned   of Class
--------   --------------------------------------------  ------------   --------
           Principal Shareholders
Common     Halter Financial Investments, L.P. (1)(2)(3)    550,000      39.3%
Common     Halter Financial Group, L.P. (1)(3)(4)          550,000      39.3%
Common     David Brigante(2)(3)                          1,100,000      78.6%
Common     George L. Diamond(2)(3)                       1,100,000      78.6%
Common     Marat Rosenberg(2)(3)                         1,100,000      78.6%

           Officers and Directors
Common     Timothy P. Halter(2)((3))                     1,100,000       78.6%
Common     All Officers and Directors                    1,100,000       78.6%
           as a Group (1 person) (2)((3))
---------------------------------
(1)  Indicates shares owned of record and beneficially by the person indicated.
(2) Halter Financial Investments, L.P. ("HFI") is a Texas limited partnership of which Halter Financial Investments GP, LLC, a Texas limited liability company ("HFI GP"), is the sole general partner. The limited partners of HFI are: (i) TPH Capital, L.P., a Texas limited partnership of which TPH Capital GP, LLC, a Texas limited liability company ("TPH GP"), is the general partner and Timothy P. Halter is the sole member of TPH GP; (ii) Bellfield Capital, L.P., a Texas limited partnership of which Bellfield



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

     Capital Management, LLC, a Texas limited liability company ("Bellfield LLC"), is the sole general partner and David Brigante is the sole member of Bellfield LLC; (iii) Colhurst Capital LP, a Texas limited partnership of which Colhurst Capital GP, LLC, a Texas limited liability company ("Colhurst LLC"), is the general partner and George L. Diamond is the sole member of Colhurst LLC; and (iv) Rivergreen Capital, LLC, a Texas limited liability company ("Rivergreen LLC"), of which Marat Rosenberg is the sole member. As a result, each of the foregoing persons may be deemed to be a beneficial owner of the shares held of record by HFI.
(3) Halter Financial Group, L.P. ("HFG") is a Texas limited partnership of which Halter Financial Group GP, LLC, a Texas limited liability company is the sole general partner. The limited partners of HFG are: (i) TPH Capital, L.P., a Texas limited partnership of which TPH GP is the general partner and Timothy P. Halter is the sole member of TPH GP; (ii) Bellfield Capital, L.P., a Texas limited partnership of which Bellfield LLC is the sole general partner and David Brigante is the sole member of Bellfield LLC;
     (iii) Colhurst Capital LP, a Texas limited partnership of which Colhurst LLC is the general partner and George L. Diamond is the sole member of Colhurst LLC; and (iv) Rivergreen LLC of which Marat Rosenberg is the sole member. As a result, each of the foregoing persons may be deemed to be a beneficial owner of the shares held of record by HFG.

Item 9.01         Financial Statements and Exhibits

(d) The following documents are included as exhibits to this report:

Exhibit           SEC Ref.
No.               No.           Title of Document               Location
-------           --------      -----------------               --------
  3.1                3          Articles of Incorporation       This Filing

  3.2                3          Bylaws                          This Filing



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            Concept Ventures Corporation



Date: July 7, 2006                          By:  /s/ Timothy P. Halter
                                                --------------------------------
                                                Timothy P. Halter
                                                President










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